UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2006
AMERISAFE, INC.
(Exact Name of Registrant as Specified in Charter)

Texas	000-51520	75-2069407
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2301 Highway 190 West
DeRidder, Louisiana 70634
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (337) 463-9052

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 28, 2006, AMERISAFE, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     See Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	AMERISAFE, Inc. press release, dated February 28, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.
By:	/s/ Geoffrey R. Banta
Geoffrey R. Banta
Executive Vice President and Chief Financial Officer

Date: February 28, 2006